UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10261

Pearl Mutual Funds

on behalf of its series:

Pearl Total Return Fund

Pearl Aggressive Growth Fund

2610 Park Avenue

P.O. Box 209

Muscatine, Iowa 52761

Robert H. Solt	Stacy H. Winick
2610 Park Avenue	Bell, Boyd & Lloyd LLP
P. O. Box 209	1615 L Street, N.W., Suite 1200
Muscatine, Iowa 52761	Washington, DC 20036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (563) 288-2773

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Item 1.	Reports to Shareholders.

PEARL MUTUAL FUNDS

ANNUAL REPORT

DECEMBER 31, 2007

IMPORTANT NEWS:
SEE PAGE 1

www.pearlfunds.com

PEARL FUNDS

2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

PEARL MUTUAL FUNDS

PFTRX – Pearl Total Return Fund	PFAGX – Pearl Aggressive Growth Fund

2007 Annual Report

Page
News for Pearl Shareholders	1

Performance Review	2 - 3

Investment Strategy	3 - 5

Investment Management Team	5

Pearl Total Return Fund Overview	6 - 8

Pearl Aggressive Growth Fund Overview	9 - 11

Understanding Your Expenses	12 - 13

General Information	13 - 15

Trustees and Officers	16 - 18

Board Approval of the Existing Advisory Agreement	19 - 22

Report of Independent Registered Public Accounting Firm	23

Pearl Total Return Fund Financial Statements	24 - 26

Pearl Aggressive Growth Fund Financial Statements	27 - 29

Notes to Financial Statements	30 - 31

Pearl Total Return Fund Financial Highlights	32

Pearl Aggressive Growth Fund Financial Highlights	33

IRA CONTRIBUTION LIMITS FOR 2008

(IRA – INDIVIDUAL RETIREMENT ACCOUNT, ALL TYPES)

•	You may contribute $5,000 to your IRA in 2008.

•	Your 2008 limit is $6,000 if you are age 50 or over. The extra $1,000 is called a catch-up contribution.

•	These limits apply to both Roth and Traditional IRAs.

IRA contribution limits may be different in future years.

MORE GOOD NEWS:

•	You can use Pearl Funds (either or both) for all types of IRAs and IRA rollovers.

•	No maintenance fee for your Pearl IRA – or for any Pearl Funds Account.

E-mail: info@pearlfunds.com	866-747-9030 (Toll-Free)	563-288-2773	Fax: 563-288-4101	www.pearlfunds.com

February 20, 2008
Board of Trustees
JOHN W. AXEL	NEWS FOR PEARL SHAREHOLDERS:
JEFFREY R. BOEYINK
DOUGLAS B. CODER
DR. DAVID N. DEJONG

•        Pearl Total Return Fund gained 10.37% during 2007 – outperforming all 3 comparison indexes. See page 2 for comparison indexes’ performance.

•        Pearl Aggressive Growth Fund gained 19.11% during 2007 – outperforming all 3 comparison indexes.

•        Pearl Total Return Fund outperformed the S&P 500 Index each year for the 9 years 1999 - 2007. Pearl Aggressive Growth Fund outperformed the S&P 500 each year since this Fund’s inception (July 2, 2001).

•        For the 5 years through December 31, 2007, Pearl Total Return Fund was up 135.56% and Pearl Aggressive Growth Fund was up 209.52%. Both Funds outperformed all 3 comparison indexes: Dow Jones Wilshire 5000 up 93.13%, MSCI World up 118.87%, and S&P 500 up 82.86%.

•        Pearl Total Return Fund outperformed all 3 comparison indexes during all these periods through December 31, 2007: 1, 3, 5, and 10 years.

•        Pearl Aggressive Growth Fund outperformed all 3 comparison indexes during all these periods through December 31, 2007: 1, 3, and 5 years, plus the 6 1/2 years since this Fund’s inception.

•        All Pearl Funds performance figures are net: after deducting all expenses of each Fund and all expenses of all the mutual funds in its portfolio.

•        Both Pearl Funds are no-load – no sales charge, commission, or redemption fee (except the Fund receives a 2% fee on sale of shares owned 30 days or less). Both Funds continued making all investments on a no-load basis in 2007.

Please consider everything in this report and in the Prospectus. Figures above are not annualized. Past performance does not guarantee future results.

Thank you for your confidence in Pearl Mutual Funds.

You are invited to visit our Website at www.pearlfunds.com.

Please call, e-mail, fax, or write to us. We are here to help you.

Sincerely,

YOUR INVESTMENT MANAGEMENT TEAM:

DAVID L. EVANS
ROBERT H. SOLT
DAVID M. STANLEY
DR. JAMES P. STEIN
Chairman of the Board
DR. JAMES P. STEIN
President
ROBERT H. SOLT

Senior Counsel
DAVID M. STANLEY
Vice President
RICHARD R. PHILLIPS
Portfolio Management
Associate
KAREN M. BROOKHART
Compliance Associate
PEGGY A. CHERRIER

SHAREHOLDER SERVICES
REPRESENTATIVE
CHRISTOPHER S. INGSTAD

Transfer Agent
Representative
JACQUELINE M. JANOWSKI
Controller
RENATA R. LAMAR
Chief Compliance
Officer
ANTHONY J. TOOHILL

Robert H. Solt	David M. Stanley	Richard R. Phillips

PEARL MUTUAL FUNDS

Performance Review as of December 31, 2007

2007 Performance. Total Returns of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and the Funds’ Comparison Indexes:*

For the year ended 12-31-07:
Pearl Total Return Fund	+ 10.37%
Pearl Aggressive Growth Fund	+ 19.11%
Dow Jones Wilshire 5000 (Full Cap)	+ 5.73%
MSCI World Index	+ 9.04%
Standard & Poor’s 500 Index	+ 5.49%

*	All total returns include dividends reinvested. Pearl Funds’ total returns are net – after deduction of all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction for expenses (fees, transaction costs, etc.) Pearl Funds’ total returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. See Page 15 for a description of each index.

Pearl Total Return Fund has outperformed the S&P 500 Index for 9 straight years — each year from 1999 through 2007. Pearl Aggressive Growth Fund likewise has outperformed the S&P 500 for each year since this Fund began operations on July 2, 2001.

2007 Performance Factors. We believe Pearl Total Return Fund’s and Pearl Aggressive Growth Fund’s comparative performance and total return during 2007 were affected by many factors, including each Fund’s investment strategy and decisions by the Funds’ Manager, Pearl Management Company. These factors include:

•	U.S. and global stock markets had moderate gains during 2007 despite 3 corrections during February-March, July-August, and November.

•

During the year 2007: U.S. growth-style stocks led U.S. value-style stocks. Morningstar U.S. Growth Index was up 13.82% while Morningstar Value Index was down (- 1.91%). U.S. large-capitalization stocks (+ 6.69%) outperformed mid-cap stocks (+ 5.23%) and small-cap stocks (- 0.66%). Overall, foreign stocks performed better than U.S. stocks. Foreign large-cap stocks outperformed foreign small-to-mid-cap stocks. We believe these trends helped both Pearl Total Return Fund and Pearl Aggressive Growth Fund.

•

Throughout 2007, a majority of Pearl Total Return Fund’s investments were in mutual funds we believe to be relatively conservative with below-average risk records. The Fund invested globally through mutual funds holding U.S. or foreign securities or both. During 2007 Pearl Total Return Fund gradually increased its indirect investments in growth-style stocks, large-cap stocks, and foreign stocks. The Fund held only one pure bond fund, plus a balanced fund which held some fixed-income investments. The Fund was 84-92% invested in equity funds during 2007. The Fund also held indirect investments in bonds and cash through the mutual funds in its portfolio (see page 4). We believe these decisions, and especially the Fund’s indirect investments in growth-style, large-and-mid-cap, and foreign stocks, helped performance. The Fund’s partial defensive position slightly reduced performance during rising market periods but was helpful in corrections; overall, we believe it reduced risk without significantly slowing performance (see pages 6-8).

•

Pearl Aggressive Growth Fund throughout 2007 had a strong growth-to-blend-style emphasis and large indirect investments in large-and-mid-cap stocks, foreign stocks, and emerging markets. Its investments as a whole were more volatile than Pearl Total Return Fund’s investments. We believe these priorities hurt Pearl Aggressive Growth Fund’s performance during corrections but contributed strongly to the Fund’s outperformance of the comparison indexes in 2007 (see pages 9-11). As its investment strategy requires, this Fund is always fully invested (95% or more) in equity mutual funds. We believe this fully-invested position helped the Fund’s total 2007 performance.

•

Both Funds owned shares of some mutual funds that are closed to new investors, and were able to make no-load purchases of some mutual funds that would require most investors to pay a sales charge. Both factors helped performance of both Funds. See page 4.

•

Both Pearl Funds did not pay any sales charge, commission, or redemption fee. Both Funds made all their investments on a no-load basis. See “No-Load Investing” below. This helped both Funds control costs and helped their performance.

•

Pearl Management Company, the Funds’ Manager, continues to research, analyze, and evaluate data on many mutual funds, categories of funds, and global stock markets. We believe this work helps our allocation decisions and selection of mutual funds.

•

All Trustees, Officers, and employees of Pearl Funds and Pearl Management Company are Pearl Funds shareholders. This group, plus Pearl Management Company and its shareholders, own more than $12 million of Pearl Funds shares at 12-31-07. We believe this large investment gives all Pearl decision-makers and managers a shared interest with all our shareholders – and a strong incentive to work for the Funds’ performance.

Investment Strategy

Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets. This Fund seeks to limit shareholders’ risk by frequently holding a modest defensive position and by selecting some mutual funds that have demonstrated relatively low volatility.

Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds at all times.

“Equity mutual funds” means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

Long-Term Investing, Not Trading. Both Pearl Funds are long-term investors, not short-term traders. Your Investment Management Team is always ready to change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive portfolio turnover.

The Funds’ portfolio turnover during 2007 was: 67% for Pearl Total Return Fund and 38% for Pearl Aggressive Growth Fund. Pearl Total Return Fund’s turnover was higher than usual because of gradual changes in investment emphasis during the year.

No-Load Investing. No Transaction Costs. Each Pearl Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders. When either Pearl Fund invests in a load fund, the purchase is large enough to get a 100% waiver of the sales load, so the Fund buys without paying any load. Each Fund is authorized to pay a low sales load or redemption fee (not exceeding 2%, combined), but we work hard to avoid this. The Funds do not impose any distribution fee (12b-1 fee). Some mutual funds in which the Funds may invest may impose a 12b-1 fee.

Both Funds seek to avoid paying any transaction costs — no sales charges, no commissions, no redemption fees — and both Funds again paid no transaction costs in 2007.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998. All of its investments in the years 1999 through 2007 were made on a no-load basis.

Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee. All of its investments to date were made on a no-load basis.

Access to Many Funds. Both Funds’ investments in most mutual funds are generally large enough to take advantage of 100% sales load waivers on large purchases. Thus, both Pearl Funds are able to select their investments from a very wide range of funds, without paying any sales load — even though many of those funds would require most investors to pay a sales charge.

Another potential benefit to Pearl Funds shareholders is that both Funds own shares of some mutual funds that are closed to most new investors. At December 31, 2007: Pearl Total Return Fund held 14 equity mutual funds and 4 of them were no longer open to new investors. These funds comprised 17% of Total Return Fund’s total assets. Of the 11 equity funds held by Pearl Aggressive Growth Fund, 3 were closed to new investors. These funds comprised 35% of this Fund’s total assets.

Investments. At December 31, 2007, 88.3% of Pearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 3.9% in a high-quality bond fund, and 7.8% in cash. Nearly all of the cash was held in high-yielding money market funds.

At December 31, 2007, 97.6% of Pearl Aggressive Growth Fund’s total assets were invested in a diversified group of equity mutual funds, and 2.4% in cash (mostly money market funds).

A more precise way to measure each Fund’s asset allocation is its investment portfolio assets breakdown, which counts each Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds. Based on the Funds’ portfolio holdings at December 31, 2007, each Fund’s investment portfolio assets breakdown was:

	Total Return Fund		Aggressive Growth Fund
	(as a percentage of total assets)
Total Stocks		79.0%		91.0%
U.S. Stocks	19.2%		29.6%
Foreign Stocks	59.8%		61.4%
Bonds		4.1%		1.1%
Cash		13.8%		6.3%
Other		3.1%		1.6%

For example, Pearl Total Return Fund’s direct cash position was 7.8%, but it indirectly held 13.8% cash when the varying amounts of cash held by the mutual funds in this Fund’s portfolio were added.

Each Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

Investments of both Funds at December 31, 2007 are listed in the financial statements at pages 24 and 27. Each Fund’s most recent month-end portfolio holdings are listed at www.pearlfunds.com.

Top 5 Mutual Fund Portfolio Holdings at December 31, 2007 (as a percentage of total assets):

Pearl Total Return Fund:		Pearl Aggressive Growth Fund:
Thornburg International Value Fund, Class I	13.18%	Artisan International Small Cap Fund, Inv. Class	16.68%
Dodge & Cox International Stock Fund	10.73%	Matthews Pacific Tiger Fund	15.85%
Kinetics Small Cap Opportunities Fund, Instl. Class	10.47%	Lazard Emerging Markets Fund, Instl. Class	14.43%
Kinetics Paradigm Fund, Instl Class	9.88%	Janus Contrarian Fund	9.42%
Allianz NFJ International Value Fund, Instl. Class	8.79%	Thornburg Core Growth Fund, Class I	9.16%

Portfolio investments are subject to change at any time without notice, and some changes have been made recently. Each Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Current Investment Outlook. We must evaluate many positive and negative factors that may affect U.S. and global stock markets. This outlook is written on February 20, 2008 and represents our current views, which are subject to change:

We believe the positive factors now include relatively low and declining interest rates; the likelihood that the Federal Reserve will continue to reduce interest rates; lower valuations of many stocks, in relation to earnings and dividends; large amounts of cash on the sidelines, potentially available for investment (U.S. and global); positive stock market history during the 4th year of the Presidential term; global economy and foreign stock markets apparently stronger than U.S.; and pessimism among investors and investment advisers (we use this as a contrary indicator; history shows that buying stocks is more likely to be profitable when there is high pessimism rather than optimism).

We believe major stock markets risks include global vulnerability to further correction or bear market after 5 bull-market years; U.S. and global credit problems may be worse than the expectations now priced into markets; U.S. economic slowdown or recession may be worse than is now expected; the Federal Reserve may have moved too slowly to reduce rates; fiscal stimulus may be too late or too small; higher inflation or inflation expectations; U.S. high consumer debt; low U.S. savings; U.S. budget and current accounts deficits; global vulnerability to shocks (oil, terrorist attack, etc.); and panic by investors in a severe correction or bear market.

We believe total U.S. stock market risks remain high. However, we believe the reward/risk ratio is slightly negative near-term (1-3 months), slightly positive intermediate-term (4-12 months), and moderately positive long-term. We believe foreign stock market risks are also high but the near-term, intermediate-term, and long-term reward/risk ratios are better than for U.S. stock markets. We believe some emerging markets, especially in low-valuation and low-tax countries in Eastern Europe and Asia, offer special opportunities. As always, foreign markets have unique risks and opportunities.

Weighing these factors, Pearl Total Return Fund is now about 90% invested in equity mutual funds. This Fund’s investments have a growth emphasis but also include significant value and blend components, and have a continuing high emphasis on foreign stock funds.

Pearl Aggressive Growth Fund continues to be fully invested (95% or more; now about 98%) in equity mutual funds. In comparison with Total Return Fund, Aggressive Growth Fund’s portfolio as a whole is more volatile and holds more emerging markets funds.

Both Pearl Funds hold a broad, diversified mixture of equity funds that hold small-cap, mid-cap, and large-cap stocks. Both funds have continued to increase their large-cap holdings, but Aggressive Growth Fund has more small-cap and mid-cap investments than Total Return Fund has.

We diligently seek to select appropriate mutual funds in view of changing market conditions and each Fund’s investment objective. Taking into account the opportunities and the risks, we believe each Pearl Fund’s current portfolio mix is appropriate for the current market environment.

Investment Management Team

Pearl Mutual Funds’ Manager is Pearl Management Company. The Manager’s Investment Committee manages each Fund’s portfolio. The Investment Committee consists of Robert H. Solt, President and Chief Executive Officer; David M. Stanley, Senior Counsel; and Richard R. Phillips, Vice President. Other Staff persons also provide research and analysis.

Information on the entire Pearl Management Company Staff is on pages 16-18. For more information, go to www.pearlfunds.com and click on Management and Real, Live People.

Pearl Total Return Fund

Pearl Total Return Fund’s 10-Year Performance Record is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL TOTAL RETURN FUND AND ITS COMPARISON INDEXES *

(as of 12-31 each year – with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction for expenses.

The value of an investment in Pearl Total Return Fund grew 135.56% during the last 5 years and 192.47% over the last 10 years (not annualized).

Pearl Total Return Fund has outperformed the S&P 500 Index for 9 straight years — each year from 1999 through 2007. See page 2.

Performance of Pearl Total Return Fund and Comparison Indexes through 12-31-07:

Average Annual Total Returns for periods ended 12-31-07 with dividends reinvested:	1 year	3 years	5 years	10 years
Pearl Total Return Fund	+10.37%	+14.10%	+18.69%	+11.33%
Dow Jones Wilshire 5000 Index (Full Cap)	+5.73%	+9.21%	+14.07%	+6.34%
MSCI World Index	+9.04%	+12.75%	+16.96%	+7.00%
Standard & Poor’s 500 Index	+5.49%	+8.62%	+12.83%	+5.91%

*	See pages 12-15 for information on expenses. See page 15 for a description of each index.

Did you know?

Our Pearl Investment Management Team – Rob Solt, Dave Stanley, and Rich Phillips – together have over 44 years of experience in mutual funds investment management.

Pearl Total Return Fund

Risk-Adjusted Total Return. Pearl Total Return Fund seeks to outperform the 3 comparison indexes on a long-term risk-adjusted total return basis. Two factors should be considered together in assessing a mutual fund’s performance: its total return and its risk. Therefore, we measure your Fund’s total return in relation to the risk (volatility) it incurred, and then we compare the risk-adjusted total returns of the Fund and the 3 comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable.

Standard Deviations of Pearl Total Return Fund and Comparison Indexes through 12-31-07:

Annualized Standard Deviations:	3 years
Pearl Total Return Fund	8.18%
Dow Jones Wilshire 5000 Index (Full Cap)	8.31%
MSCI World Index	8.21%
Standard & Poor’s 500 Index	7.79%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Total Return Fund and Comparison Indexes through 12-31-07:

Shape Ratios:	3 years
Pearl Total Return Fund	+1.14
Dow Jones Wilshire 5000 Index (Full Cap)	+0.59
MSCI World Index	+0.99
Standard & Poor’s 500 Index	+0.55

See page 15 for a description of each index.

Pearl Total Return Fund’s risk-adjusted performance was better than all 3 comparison indexes during the past 3 years through December 31, 2007.

Did you know?

We are shareholders too!

All our Trustees, Officers, and employees, plus our Manager and all its shareholders,

are Pearl Funds shareholders.

Together we own more than $12 million of Pearl Funds shares.

We eat our own cooking!

When your Pearl Funds investment goes up or down, so does ours!

Pearl Management Company, the Funds’ Manager, receives compensation only from Pearl Funds.

The Manager does not manage any other funds or accounts, except the Manager’s own assets.

We believe this single focus on Pearl Funds helps your Management to avoid conflicts of interest and give Pearl shareholders the top-priority service you deserve.

Pearl Total Return Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Total Return Fund had a + 10.37% total return for the year ended December 31, 2007 — and outperformed all 3 comparison indexes.

•	Your Fund has outperformed the S&P 500 Index for 9 straight years — each year from 1999 through 2007. See page 2.

•	During the 5 years through 12-31-07, Pearl Total Return Fund was up 135.56% while the 3 comparison indexes were up 98.29% on average (not annualized). See page 1.

•

Your Fund outperformed all 3 comparison indexes during the last 1, 3, 5, and 10 years through 12-31-07. We believe this outperformance is significant because it was achieved during generally rising stock markets, while at all times this Fund had a risk-reducing partial defensive position. Usually less than 80% of this Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 comparison indexes are pure stock indexes that are always 100% invested in stocks. See page 4.

•	Pearl Total Return Fund’s risk-adjusted total return outperformed all 3 comparison indexes during the last 3 years ended 12-31-07. See page 7.

•

Your Fund’s total return was + 10.37% in 2007, + 20.67% in 2006, + 11.55% in 2005, + 16.83% in 2004, + 35.73% in 2003,—10.75% in 2002, + 3.13% in 2001, + 1.56% in 2000, + 26.99% in 1999, and + 4.60% in 1998.

•	During the 3-year bear market (2000-2002), Pearl Total Return Fund had 2 up years and only 1 down year. For that 3-year period, your Fund was down only (6.52%) (not annualized).

Net Asset Value and Dividend. Pearl Total Return Fund’s net asset value per share increased 10.37% in 2007. The $16.94 net asset value at 12-31-07 was then reduced to $13.26 by payment of the year-end dividend of $3.6819 per share. This dividend included $.4414 income dividend, $.2576 short-term capital gains dividend, and $2.9829 long-term capital gains dividend. The dividend did not change the Fund’s total return. This Fund seeks long-term total return, not current income.

Net Asset Value per share, December 31, 2006 (ex-dividend)	$15.35
Total return, year 2007 (+ 10.37%)	+1.59

Net Asset Value per share, December 31, 2007 (before dividend)	16.94
Dividend, including capital gains ($3.6819, rounded)	- 3.68

Net Asset Value per share, December 31, 2007 (ex-dividend)	$13.26

In January we mailed your Shareholder Account Statement showing your 2007 year-end dividend and the total value of your Pearl Total Return Fund shares at year-end. Most shareholders reinvested this dividend as of December 31 to buy more Fund shares at the ex-dividend net asset value of $13.26 per share. We also mailed to you a Tax Form 1099-DIV for your 2007 year-end dividend. (However, you did not receive a 1099-DIV if your dividend was less than $10.)

Net Assets of this Fund increased from $106,712,205 at 12-31-06 to $121,203,797 at 12-31-07.

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund’s Performance Record for the 6 1/2 years since its inception is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL AGGRESSIVE GROWTH FUND AND ITS COMPARISON INDEXES *

(as of 12-31 each year, from 7-2-01 inception – with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction for expenses.

The value of an investment in Pearl Aggressive Growth Fund grew 209.52% during the last 5 years (not annualized) — and outperformed all 3 comparison indexes during the last 1, 3, and 5 years.

Pearl Aggressive Growth Fund has outperformed the S&P 500 Index for each of the 6  1/2 years since this Fund began operations on July 2, 2001. See page 2.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-07:

Average Annual Total Returns for periods ended 12-31-07 with dividends reinvested:	1 year	3 years	5 years	6 1/2 years (since inception)
Pearl Aggressive Growth Fund	+ 19.11%	+ 19.73%	+25.35%	+15.67%
Dow Jones Wilshire 5000 Index (Full Cap)	+5.73%	+9.21%	+14.07%	+5.82%
MSCI World Index	+9.04%	+12.75%	+16.96%	+7.81%
Standard & Poor’s 500 Index	+5.49%	+8.62%	+12.83%	+4.67%

*	See pages 12-15 for information on expenses. See page 15 for a description of each index.

Pearl Aggressive Growth Fund

Risk-Adjusted Total Return. Even though Pearl Aggressive Growth Fund is not as focused as Pearl Total Return Fund on risk-adjusted total return, it is useful to measure Pearl Aggressive Growth Fund’s total return in relation to the risk (volatility) it incurred. Then we compare the risk-adjusted total returns of the Fund and the 3 comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable. However, an aggressive growth fund by its nature will be more risky than a more conservative fund.

Standard Deviations of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-07:

Annualized Standard Deviations:	3 Years
Pearl Aggressive Growth Fund	12.81%
Dow Jones Wilshire 5000 Index (Full Cap)	8.31%
MSCI World Index	8.21%
Standard & Poor’s 500 Index	7.79%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-07:

Sharpe Ratios:	3 Years
Pearl Aggressive Growth Fund	+1.14
Dow Jones Wilshire 5000 Index (Full Cap)	+0.59
MSCI World Index	+0.99
Standard & Poor’s 500 Index	+0.55

See page 15 for a description of each index.

Pearl Aggressive Growth Fund’s risk-adjusted performance was better than all three comparison indexes during the past 3 years through December 31, 2007.

Did you know?

Your investment in either Pearl Fund (or both) gives you instant diversification.

Each Pearl Fund owns shares of 10 or more mutual funds,

and through those mutual funds each Pearl Fund indirectly invests in more than 1,000 stocks.

Diversification does not ensure a profit or guarantee against loss.

Both Pearl Funds are flexible,

investing in a mixture of mutual funds with different investment styles:

small-cap, mid-cap, and large-cap; value, blend, and growth; U.S. and foreign.

We change the mixture when we believe this is in our shareholders’ interest.

Pearl Aggressive Growth Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Aggressive Growth Fund had a + 19.11% total return for the year ended December 31, 2007 — and outperformed all 3 comparison indexes.

•	Pearl Aggressive Growth Fund has outperformed the S&P 500 Index for each of the 6 1/2 years since this Fund began operations on July 2, 2001.

•	During its first 6 1/2 years though December 31, 2007, Pearl Aggressive Growth Fund was up 157.56% while the 3 comparison indexes were up 47.34% on average (not annualized).

•

Your Fund outperformed all 3 comparison indexes during the last 1, 3, and 5 years through 12-31-07, plus the 6 1/2 years since this Fund’s inception. We believe this outperformance is significant because it was achieved during generally rising stock markets, while this Fund was never 100% invested in stocks. Usually less than 95% of the Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 comparison indexes are pure stock indexes that are always 100% in stocks. See p. 4.

•	Pearl Aggressive Growth Fund’s risk-adjusted total return outperformed all 3 comparison indexes during the last 3 years ended 12-31-07. See page 10.

•	Your Fund’s total return was + 19.11% in 2007, + 22.10% in 2006, + 18.01% in 2005, + 17.60% in 2004, + 53.36% in 2003, - 17.27% in 2002, and + 0.60% in the last six months of 2001.

Net Asset Value and Dividend. Pearl Aggressive Growth Fund’s net asset value per share increased 19.11% in 2007. The $17.25 net asset value at 12-31-07 was then reduced to $15.01 by payment of the year-end dividend of $2.2371 per share. This dividend included $.2134 income dividend, $.1691 short-term capital gains dividend, and $1.8546 long-term capital gains dividend. The dividend did not change the Fund’s total return. This Fund seeks long-term aggressive growth of capital, not current income.

Net Asset Value per share, December 31, 2006 (ex-dividend)	$14.48
Total return, year 2007 (+ 19.11%)	+2.77

Net Asset Value per share, December 31, 2007 (before dividend)	17.25
Dividend, including capital gains ($2.2371, rounded)	- 2.24

Net Asset Value per share, December 31, 2007 (ex-dividend)	$15.01

In January we mailed your Shareholder Account Statement showing your 2007 year-end dividend and the total value of your Pearl Aggressive Growth Fund shares at year-end. Most shareholders reinvested this dividend as of December 31 to buy more Fund shares at the ex-dividend net asset value of $15.01 per share. We also mailed to you a Tax Form 1099-DIV for your 2007 year-end dividend. (However, you did not receive a 1099-DIV if your dividend was less than $10.)

Net Assets of this Fund increased from $47,872,481 at 12-31-06 to $67,944,490 at 12-31-07.

Understanding Your Expenses

Pearl Total Return Fund and Pearl Aggressive Growth Fund, December 31, 2007

As a mutual fund shareholder, you may incur two types of costs. There may be transaction costs, which generally include sales charges (loads) on purchases and may include redemption or exchange fees. Both Pearl Funds have no load, sales charge, exchange fee, or redemption fee – except that to help protect long-term shareholders and discourage frequent trading of Fund shares, a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less. There are also continuing costs, which generally include investment advisory fees and other fund expenses, and may include Rule 12b-1 distribution fees. Both Pearl Funds do not impose any 12b-1 fee. Some of the mutual funds in which Pearl Funds invest may impose 12b-1 fees.

The information on these two pages is intended to help you understand your ongoing costs of investing in Pearl Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses. To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each Pearl Fund during the reporting period. The information in the table below is based on an initial investment of $1,000, which is invested at the beginning of the 6-months reporting period and held for the entire period. Expense information is calculated two ways; each method provides you with different information. The amount in the “actual” column is calculated using each Pearl Fund’s actual operating expenses and total return. The amount in the “hypothetical” column assumes that the return each year is 5% before expenses, and uses the Fund’s actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” for details on using the hypothetical data.

Estimating Your Actual Expenses. To estimate the expenses that you paid over the 6-months period, first you will need your account balance at the end of the period. Check your Shareholder Account Statement for this information.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.	In the “Expenses paid during the period” section of the table, locate the amount for your Fund.

You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2007 through December 31, 2007 (6 months):

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Pearl Total Return Fund	1,000.00	1,000.00	1,018.14	1,025.00	4.78	4.80	0.94%
Pearl Aggressive Growth Fund	1,000.00	1,000.00	1,066.61	1,025.00	5.05	4.95	0.97%

Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.

Compare with Other Funds. Since all mutual funds are required to include the same hypothetical calculations of expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in each Pearl Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight only the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees, which may be incurred by shareholders of other funds.

Pearl Funds are No-load. It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in your Fund. As a Pearl Funds shareholder, you do not incur any transaction costs, such as sales charges, exchange fees, or redemption fees (except a 2% redemption fee if you sell shares owned for 30 days or less). The hypothetical example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning other mutual funds whose shareholders may incur transaction costs.

Each Pearl Fund is a Fund of Funds. This should be kept in mind when comparing with other funds. Both Pearl Funds invested substantially all of their assets in other mutual funds throughout the reporting period. Thus, in addition to the Pearl Funds’ expenses shown in the table above, Pearl Funds shareholders also indirectly paid a proportional share of the expenses of the portfolio mutual funds in which the Pearl Funds were invested. However, there were no transaction costs for Pearl Funds’ investments in other mutual funds. Each Pearl Fund did not pay any transaction cost, such as sales charges or redemption or exchange fees, during the reporting period. Also, all Pearl Funds performance and total return figures are net – after deduction of all expenses of each Pearl Fund and all expenses of all the mutual funds in its portfolio.

General Information

This report is provided for the shareholders of Pearl Mutual Funds. This report is not an offer of or a solicitation of an offer to buy either Fund, not shall either Fund be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under its securities laws. The Funds are offered only to residents of the United States. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Before investing, an investor should read the Prospectus and carefully consider a Fund’s objectives, risks, charges, and expenses. To obtain a Prospectus containing this and other information, please visit our Website at www.pearlfunds.com or call toll-free 866-747-9030.

Pearl Funds shares are available to residents of 42 states and the District of Columbia. Please go to www.pearlfunds.com or call toll-free 866-747-9030 to determine whether Fund shares are available in your state.

We Invite and Welcome Your Calls. A real, live person will talk with you — promptly. He or she will be one of our Officers or key Staff persons. You will get a straight answer. If we don’t know the answer, we will find it and get back to you quickly.

If we break this promise, tell us and you will receive our personal apology. 866-747-9030 (toll-free).

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on any subject. Send your message to the Pearl office, addressed to the Board of Trustees. We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing. Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by either of these two means:

1.	Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method)

2.	Telephone to 303-679-9689

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in each Pearl Fund will fluctuate, so an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you read this report. For recent information on performance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks. For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies. Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued. Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Total return means total growth of the investment, with all dividends (including capital gains dividends) reinvested.

Expenses. Each Pearl Fund is a fund of funds which bears its allocable share of the expenses of the mutual funds in which it invests. Each Fund is thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests directly in stocks or other financial instruments. However, all Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of all the mutual funds in your Fund’s portfolio.

For the year 2007, each Fund’s total annual fund operating expenses, including the Fund’s share of all expenses of all the mutual funds in its portfolio, were: Pearl Total Return Fund 1.95%, which was reduced to 1.86% by the Manager’s reimbursement due to the Limit on Expenses; and Pearl Aggressive Growth Fund 2.17%, reduced to 2.04% by the Manager’s reimbursement. However, all Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of all the mutual funds in your Fund’s portfolio.

Limit on Expenses. Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including all management, advisory, and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. This limit applies to each Fund’s direct ordinary operating expenses and, therefore, does not apply to indirect expenses incurred by a Fund through its investments in the mutual funds in its portfolio. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager’s reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Disclosure of Portfolio Holdings. Pearl Funds’ most recent month-end portfolio holdings are disclosed to the public on the Funds’ Website: www.pearlfunds.com. The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR. The Funds’ Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds. A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov.

Privacy Policy. Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has a privacy policy. You may view the privacy policy at www.pearlfunds.com (click on Privacy Policy) or by calling toll-free 866-747-9030. The privacy policy is sent to shareholders annually.

Comparison Indexes. The Dow Jones Wilshire 5000 Composite Index (Full Cap), commonly referred to as Dow Jones Wilshire 5000 (Full Cap), is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not identical to the indexes. Each Pearl Fund’s performance will not mirror the returns of any particular index. It is not possible to invest directly in an index. Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000 (Full cap): Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information. Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales were made. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

Trustees and Officers

The names and ages of the Trustees and Officers of Pearl Mutual Funds, the date each was first elected or appointed to office, and their principal business occupations and other public company directorships they have held during at least the last five years, are shown below. Each Trustee and Officer serves in that capacity for each of the two series of Pearl Mutual Funds: Pearl Total Return Fund and Pearl Aggressive Growth Fund.

Name and Age at 12-31-07	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships
Trustees who are “Interested Persons” of the Funds: *

Robert H. Solt, 40	President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, and Trustee	Feb. 2001	Pearl Management Company: Director since Feb. 2001; President and Chief Executive Officer since May 2006; Chief Operating Officer, Chief Financial Officer, and Treasurer since June 2001; Chief Compliance Officer, Sept. 2004 to April 2006; Executive Vice President and Secretary, June 2001 to April 2006; and Vice President, Feb. 2001 to June 2001.	None.

David M. Stanley, 79	Senior Counsel, Chief Legal Officer, Secretary, and Trustee	July 1972	Pearl Management Company: Director since July 1972; Senior Counsel and Secretary since May 2006; Chief Legal Officer since Sept. 2004; Chairman, President, and Chief Executive Officer, July 1972 to April 2006. Midwest Management Corporation (private investment company): Chairman and Director.	None.

Trustees who are not “Interested Persons” of the Funds:

John W. Axel, 66	Trustee	Dec. 1974	Iowa Companies, Inc. (holding company): Owner and Chief Executive Officer. Environmental Services Inc. (waste hauling): President. Perfect Pallet Co. (pallet manufacturer): President. Earthcare Recycling, LLC: President since 2005.	None.

Jeffrey R. Boeyink, 45	Trustee	Oct. 1997	Iowans for Tax Relief, Tax Education Foundation, and Tax Education Support Organization (nonprofit public interest organizations): President since May 2006 and previously Executive Vice President.	None.

Douglas B. Coder, 71	Trustee	Dec. 1974	Coder Co. (business brokerage): Owner. DBC Realty (investments): Owner. Chata Biosystems, Inc. (manufacturer of pharmaceutical solutions): Director. Catalyst International, Inc. (software): Chairman and Director, 1996 to 2004.	None.

Dr. David N. DeJong, 44	Trustee	Dec. 1998	University of Pittsburgh: Professor of Economics,	None.

Name and Age at 12-31-07	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships
David L. Evans, 66	Trustee and Vice Chairman of the Board	June 1977	Evanwood Corporation (consulting): Owner and CEO. John Deere Receivables, Inc. (asset-backed securities): Director. Rose Creek Ridge, LLC (farming): Chief Executive since Aug. 2003.	None.

Charles W. Larson, Jr., 40 ***	Trustee	Sept. 2006	Lincoln Strategies: Partner since 2006. U.S. Army Reserves, Major, since 1987. The Esco Group (industrial electrical, automation, software): General Counsel, 1999 to 2006. Iowa State Senator, Jan. 2003 to Dec. 2006. Iowa State Representative, Jan. 1992 to Dec. 2002.	None

Dr. James P. Stein, 56	Trustee and Chairman of the Board	Oct. 2003	Central Bancshares, Inc.: Chairman of Board of Directors and Director. Subsidiary banks of Central Bancshares, Inc.: Director. Doctor of Veterinary Medicine. Private investor.	None.

Other Officers of Pearl Mutual Funds:

Karen M. Brookhart, 36	Portfolio Management Associate	March 2002	Pearl Management Company: Portfolio Management Associate since Sept. 2004; Assistant Secretary, March 2002 to Sept. 2004; Administrative Assistant, Sept. 2001 to Sept. 2004.	None.

Peggy A. Cherrier, 55	Compliance Associate and Assistant Secretary	March 2001	Pearl Management Company: Compliance Associate since Sept. 2004; Assistant Secretary since Feb. 2001; Administrative Assistant, Aug. 2000 to Sept. 2004.	None.

Christopher S. Ingstad, 27	Shareholder Services Representative	Aug. 2006	Pearl Management Company: Shareholder Services Representative since Aug. 2006. Allsteel (office furniture): Financial Analyst, Mar. 2005 to Aug. 2006; Credit Analyst, April 2004 to Mar. 2005.	None.

Jacqueline M. Janowski, 40	Transfer Agent Representative	May 2006	Pearl Management Company: Transfer Agent Representative since May 2006; employee since March 2006. Bieri Trucking: Dispatcher, Bookkeeper, and Compliance Reporter, Aug. 1997 to Feb. 2006.	None.

Renata R. LaMar, 43	Controller and Assistant Treasurer	March 2001	Pearl Management Company: Controller since Sept. 2004; Assistant Treasurer since Feb. 2001; Financial Administrator, Feb. 2001 to Sept. 2004; Accountant, Aug. 2000 to Feb. 2001.	None.

Richard R. Phillips, 54	Vice President and Assistant Secretary	Sept. 2005	Pearl Management Company: Vice President since Aug. 2005; Assistant Secretary since May 2006; Consultant, Nov. 2004 to July 2005. Reynolds Engineering & Equipment, Inc. (industrial equipment): Vice President, Secretary, and General Counsel. Phillips Law Office: Owner, April 1998 to July 2006. County Attorney of Muscatine County, Iowa, Nov. 1992 to Jan. 2003.	None.

Name and Age at 12-31-07	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships
Anthony J. Toohill, 31	Chief Compliance Officer	Aug. 2004	Pearl Mutual Funds: Chief Compliance Officer since Aug. 2004. Stinnett & Associates (risk management): Senior Associate since Sept. 2004. Modern Woodmen of America (insurance and securities): Accounting Supervisor, Financial and Operational Principal, and Internal Control Committee Co-Chair, Jan. 2003 to Aug. 2004. Deloitte & Touche LLP: Audit Senior, July 2000 to Jan. 2003; Audit Staff, July 1999 to July 2000.	None.

*	Mr. Solt is an “Interested Person” of the Funds, as defined in the Investment Company Act of 1940, because he is an Executive Officer and a Director of the Manager. Mr. Stanley is an “Interested Person” of the Funds because he is an Executive Officer and a Director of the Manager.
**	Dates prior to June 2001 correspond to the date first elected or appointed as a Director or Officer of Mutual Selection Fund, Inc., the Funds’ predecessor.
***	Charles W. Larson, Jr., served as a Trustee throughout the year 2007. Effective January 7, 2008, he resigned as a Trustee when he became the United States Ambassador to Latvia.

The business address of the Trustees and Officers is: Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761.

The Board of Trustees has overall responsibility for the affairs of Pearl Mutual Funds. Each Trustee serves for an indefinite term of unlimited duration until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or a successor, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy, provided that at least two-thirds of the Trustees have been elected by the shareholders. A Trustee may be removed, with or without cause, at any time by a vote of at least two-thirds of the Funds’ outstanding shares or by written instrument signed by at least two-thirds of the remaining Trustees.

The Board of Trustees elects or appoints the Officers of Pearl Mutual Funds annually. Each Officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Trustees may remove any Officer, with or without cause, at any time.

Statement of Additional Information. The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. You may obtain a free copy of the Statement of Additional Information in any of these ways:

View (and print, if desired) the Statement of Additional Information at www.pearlfunds.com

Call toll-free 866-747-9030

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

Board Approval of the Existing Advisory Agreement

The Board of Trustees annually reviews and determines whether to approve the continuation of the Investment Management Agreement and the Administrative Services Agreement (collectively, the “Agreements”), each between Pearl Mutual Funds (the “Funds”) and Pearl Management Company (the “Manager”), the Funds’ investment adviser. The Agreements govern all services provided by the Manager to the Funds and all compensation received by the Manager from the Funds.

The Contract Review Committee (the “Committee”) of the Board includes, and its membership is limited to, all of the independent Trustees. The Committee meets at least twice in each year and as otherwise necessary or advisable to review the Agreements and determines whether to recommend that the full Board approve the continuation of the Agreements for an additional term. After the Committee has made its recommendation, the full Board, including the independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the independent Trustees, considers matters bearing on the Agreements at most other meetings throughout the year and meets at least quarterly with the portfolio managers (who comprise the Investment Committee) employed by the Manager.

The Committee and Board receive and consider all information which they or the Manager believe to be reasonably necessary for them to evaluate the Agreements and to determine whether the continuation of the Agreements should be approved. That information includes, among other items, all of the items listed in the Contract Review Committee Charter: (1) input from independent legal counsel regarding the responsibilities of the Committee and the Board in the decision-making process; (2) the Manager’s current Form ADV; (3) the Manager’s services, management, personnel, methods, facilities, and technology, and the Manager’s performance in any relevant areas; (4) The Manager’s investment performance, characterized relative to comparison indexes and other funds with similar investment objectives over short- and long-term investment horizons; (5) relevant provisions of the Agreements and the existing Expense Limit Agreement as modified or replaced from time to time; (6) disclosure of possible conflicts and problems, including any litigation, compliance matter, or other regulatory proceeding pending, threatened, or settled, involving or affecting the Manager or any Fund, any regulatory inquiry, any SEC examination, and shareholder complaints; (7) brokerage and portfolio transactions; (8) Fund expenses, including arrangements and structure of fees, compensation, and reimbursements to the Manager and its affiliates and including economies of scale and possible cost savings; (9) comparison with other public funds of funds and other equity funds regarding the total fee structure, including other financial provisions such as expense limit, brokerage or sales charge received by adviser, and 12b-1 fee; (10) profitability to the Manager and its affiliates, including the Manager’s financial condition and stability; (11) financial data showing the income and expenses of the Manager and its affiliates, by principal function and on a Fund-by-Fund basis, but the Committee in its discretion may waive the requirements for data by principal function and on a Fund-by-Fund basis if Pearl Mutual Funds is the Manager’s only significant client (which is currently the case); (12) fall-out benefits to the Manager and its affiliates; (13) compensation of the personnel of the Manager and its affiliates; and (14) the Manager’s business continuity and succession plans.

The Manager provides information in response to a detailed written request prepared by the Committee with the assistance of Bell, Boyd & Lloyd LLP, independent legal counsel to the Funds and to the independent Trustees.

Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from the Manager.

On December 7, 2007, the Board of Trustees most recently approved the continuation of the Agreements through January 31, 2009. The Board action followed Committee meetings held on September 24 and December 7, 2007.

In considering whether to approve the continuation of the Agreements, the Committee and the Board, including the independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors as he deemed appropriate. The Trustees considered the following matters in connection with their continuation of the Agreements.

Nature, Quality, and Extent of Services. The Trustees reviewed the nature, quality, and extent of the Manager’s services to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge gained from the Board’s regular meetings with Management on at least a quarterly basis. The Trustees also reviewed the Manager’s resources and facilities, and the education, experience, and number of key personnel, especially those who provide investment management services to the Funds. The Trustees discussed the Manager’s recent senior management changes and the ease with which the transition occurred. The Trustees considered the Manager’s research and decision-making processes, including methods adopted to ensure compliance with investment objectives, policies, and restrictions of the Funds. The Trustees also considered other services provided to the Funds by the Manager, such as managing the execution of portfolio transactions, providing support services for the Board and Board Committees, communicating with shareholders, overseeing the activities of other service providers, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Trustees considered the fact that Pearl Mutual Funds is the Manager’s only client that pays for investment advisory services and that neither the Manager nor any of its personnel receives compensation for managing any other portfolio, fund, or account, and the fact that the Manager also provides accounting services and certain other services without compensation to one private investment company and several nonprofit organizations and has done so since before the Funds were publicly offered.

The Trustees concluded that the nature and extent of the services provided by the Manager to each Fund are appropriate and consistent with the terms of the Agreements, that the quality of those services has been consistent with or superior to quality norms in the industry, and that the Funds are likely to benefit from the continued provision of those services. They also concluded that the Manager has appropriate personnel and procedures in place to assist the Funds with compliance matters. Overall, the Trustees concluded that, while they would continue to monitor the situation, the Manager has sufficient personnel, with appropriate education and experience, to serve the Funds effectively and has demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds. The Trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund’s performance with the performance of the Fund’s benchmarks (three comparison indexes) and with the performance of a list of mutual funds selected for comparison in this contract review process. That list was selected, in accordance with the Committee’s Charter, by the Contract Review Committee with the assistance of the Funds’ Chief Compliance Officer, Mr. Anthony J. Toohill, and the Manager. The Committee had determined that the list of funds for comparison was representative and appropriate.

The Trustees noted that: Pearl Total Return Fund (“PTRF”) outperformed all three comparison indexes for the 3, 5, and 10 years ended September 30, 2007. Pearl Aggressive Growth Fund (“PAGF”) outperformed all three comparison indexes for the 3 and 5 years ended September 30, 2007 and the 6 1/4 years since this Fund’s inception. They also noted that for the 1-year period ended October 31, 2007, PTRF outperformed 11 of the 22 comparison funds selected by the Contract Review Committee and PAGF outperformed 20 of the 22 comparison funds. For the five-year period ended October 31, 2007, PTRF outperformed 15 of the 20 comparison funds for which 5-year total return was available and PAGF outperformed all of the comparison funds for which 5-year total return was available.

The Trustees concluded that although past performance is not necessarily indicative of future results, the Funds’ performance record and investment process were important factors in the Trustees’ evaluation of the quality of services provided by the Manager under the Agreements.

Costs of Services and Profits Realized by the Manager. The Trustees examined and compared information provided by the Manager on fees and expenses of each Fund and the 24 funds on the comparison list selected by the Contract Review Committee. They considered that the contractual rates of fees for the Funds under both Agreements were lower than 16 of the 22 funds on the Committee’s comparison list. The Trustees also considered that the actual expense ratio of each Fund was lower than 18 of the 22 funds on the comparison list.

The Trustees considered the benefits of the Expense Limit Agreement between the Manager and the Funds, which requires the Manager to reimburse each Fund for all ordinary operating expenses (including management and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average annual net assets up to $100 million and 0.78% of a Fund’s average annual net assets in excess of $100 million. The Trustees considered that when the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Trustees reviewed information on the profitability of the Manager in serving as each Fund’s investment adviser and manager, the profitability of the Manager and its affiliates in all of their relationships with each Fund, and an explanation of the methodology utilized in allocating various expenses among the Funds. The Trustees considered the methodology used by the Manager in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by many factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of the Manager regarding each Fund in relation to the services rendered is reasonable. The Trustees considered the financial condition of the Manager, which they determined to be sound.

The Trustees concluded that the total fees payable by the Funds to the Manager are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees noted that the Funds do not pay any compensation to any affiliate of the Manager, and do not pay any compensation to the Manager except the fees as provided in the Agreements. The Trustees also concluded that the Funds’ estimated overall expense ratios, taking into account quality of services provided by the Manager and the investment performance of the Funds, are reasonable. The Trustees observed that the Manager’s reimbursement of expenses that exceed the expense limit lowers the Funds’ expense ratios and increases the overall return to shareholders.

Economies of Scale. The Trustees noted that the fee schedule for each Fund (both for the investment management and advisory fee and the administrative services fee) contains two breakpoints that reduce the fee rate on net assets above specified levels. The Trustees received and discussed information concerning whether the Manager realizes economies of scale as a Fund’s assets increase. The Trustees discussed whether additional breakpoints beyond current asset levels were necessary at this time and determined that it was appropriate for the Manager to continue to study the issue, understanding that the Trustees would revisit the issue on a periodic basis. Thereafter, the Trustees concluded that the expense limit discussed above and the breakpoints in place are reasonably designed to allow the Funds and their shareholders to share in any economies of scale. The Trustees concluded that the fee schedule for each Fund currently in effect represents a reasonable sharing of economies of scale at current asset levels.

Other Benefits to the Manager. The Trustees considered benefits that may accrue to the Manager and its affiliates from their relationship with the Funds. The Trustees concluded that in addition to the services provided by the Manager and its affiliates and the fees payable by the Funds pursuant to the Agreements, the Funds and the Manager may potentially benefit from their relationship with each other in other ways. Recognizing that pursuant to the Agreements the Manager provides investment management, advisory, administrative, and transfer agency services to the Funds and receives compensation from the Funds for those services, the Trustees determined that this compensation is fair and reasonable. They also concluded that the Manager’s success could enhance its ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreements, the Trustees, including all of the seven independent Trustees, concluded that the continuation of the Agreements was in the best interest of both Funds and their shareholders. On December 7, 2007, the Board continued the Agreements through January 31, 2009. The Board took this action by the affirmative votes of all of the seven independent Trustees; they all were present at the meeting.

Did you know?

We give you prompt, personal service. When you call us, a real, live person will take your call.

You can talk with one of our Officers or Portfolio Managers.

You will get a straight answer.

If we don’t know the answer, we will find it and get back to you fast.

Your calls, e-mails, and faxes come directly into our office, to help us respond to you quickly.

We handle all inquiries, shareholder accounts, and transactions within our office in Muscatine, Iowa.

Because you and your concerns are important to us, we do this work ourselves instead of hiring it out to some big, faceless company that puts you on hold.

Pearl Funds offer you an Automatic Investment Plan that allows you to make regular monthly investments by electronic transfer from your bank account in the amount you choose.

To begin this plan, the minimum investment is $1,000; then the minimum monthly investment is $100.

For information, call 866-747-9030 (toll-free) or go to

http://www.pearlfunds.com/application/forms.htm.

Systematic investing does not ensure a profit.

We avoid transaction costs.

Pearl Aggressive Growth Fund has never paid – and Pearl Total Return Fund has not paid since 1998 – any sales charge, commission, or redemption fee.

Current performance, daily prices (net asset value), and recent portfolio holdings of both Pearl Funds are available at www.pearlfunds.com.

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606-4301
USA

Tel: +1 312 486 1000
Fax: +1 312 486 1486
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Pearl Mutual Funds

Muscatine, IA

We have audited the accompanying statements of net assets of Pearl Mutual Funds, including Pearl Total Return Fund and Pearl Aggressive Growth Fund (collectively, the “Funds”), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended December 31, 2007, and financial highlights for the periods presented subsequent to December 31, 1998. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1998 were audited by other auditors whose report, dated February 22, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds at December 31, 2007, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 15, 2008

Member of
Deloitte Touche Tohmatsu

PEARL TOTAL RETURN FUND

STATEMENT OF NET ASSETS

December 31, 2007

	Shares owned	% of net assets	Market value
ASSETS:

INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:

Equity mutual funds:
Allianz NFJ International Value Fund, Institutional Class	406,083	8.89%	$10,773,372
Dodge & Cox International Stock Fund	285,709	10.85%	13,148,333
First Eagle Overseas Fund, Class I	92,021	1.77%	2,152,383
Harbor International Fund, Institutional Class	25,267	1.49%	1,803,061
John Hancock Balanced Fund, Class I	480,768	6.22%	7,533,632
John Hancock Large Cap Equity Fund, Class I	71,403	1.72%	2,090,682
Kinetics Paradigm Fund, Institutional Class	390,822	9.98%	12,103,754
Kinetics Small Cap Opportunities Fund, Institutional Class	401,818	10.58%	12,826,024
Matthews Asian Growth and Income Fund	479,700	7.83%	9,488,475
Nicholas Applegate International Growth Opportunities Fund, Class I	115,025	4.17%	5,050,754
Oakmark International Small Cap Fund, Class I	46,385	0.58%	705,974
Thornburg International Value Fund, Class I	476,220	13.31%	16,139,101
Thornburg Value Fund, Class I	144,295	4.54%	5,503,395
William Blair International Growth Fund, Class I	299,084	7.31%	8,855,864

TOTAL EQUITY MUTUAL FUNDS (cost $99,399,463, including reinvested dividends)		89.24%	108,174,804

Income mutual funds:
PIMCO Total Return Fund, Institutional Class (cost $4,689,454, including reinvested dividends)	446,850	3.94%	4,776,824

TOTAL INCOME MUTUAL FUNDS		3.94%	4,776,824

Money market mutual funds:
Vanguard Money Market Prime Fund (cost $6,603,204, including reinvested dividends)	6,603,204	5.45%	6,603,204

TOTAL MONEY MARKET FUNDS		5.45%	6,603,204

TOTAL INVESTMENTS (cost $110,692,121, including reinvested dividends)		98.63%	119,554,832
Cash, including money market fund through custodian bank		2.42%	2,928,468
Accrued interest		0.01%	11,457

TOTAL ASSETS		101.06%	122,494,757

LIABILITIES:

Dividend payable		1.06%	1,287,256
Payable for shares redeemed		0.00%	3,536
Investment manager’s fees payable (Note 5)		0.00%	0
Payable to manager for expenses of Fund (Note 5)		0.00%	0
Other liabilities		0.00%	168

TOTAL LIABILITIES		1.06%	1,290,960

NET ASSETS, applicable to 9,141,578 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$121,203,797

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$13.26

NET ASSETS CONSIST OF:
Capital			$112,341,086
Accumulated undistributed net investment gain			0
Accumulated net realized gains			0
Net unrealized appreciation in value of investments			8,862,711

TOTAL NET ASSETS			$121,203,797

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2007
INVESTMENT INCOME:
Income:
Dividends, ordinary income	$4,122,843
Interest on bank account, including money market fund dividends through custodian bank	211,057

TOTAL INVESTMENT INCOME	4,333,900
Expenses, current year (Note 5):
Investment management and administrative services fees (Note 5)	907,324
Associations	5,413
Auditors’ fees	40,909
Chief Compliance Officer compensation	19,915
Chief Compliance Officer expenses	1,106
Continuing education, Trustees	1,827
Custodian fees	7,725
Data processing	25,678
Trustees’ fees (Note 7)	87,538
Registration fees	29,446
Insurance	21,463
Legal fees	66,159
Meetings	6,570
Other	21,792

TOTAL EXPENSES BEFORE REIMBURSEMENT	1,242,865
Expenses reimbursed by investment manager (Note 5)	(100,501)

TOTAL EXPENSES	1,142,364

NET INVESTMENT INCOME	3,191,536

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investments (securities of unaffiliated issuers)	23,431,571
Change in net unrealized appreciation of investments	(14,701,894)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,729,677

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,921,213

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$3,191,536	$2,151,420
Net realized gains on investments	23,431,571	8,541,001
Change in net unrealized appreciation of investments	(14,701,894)	7,689,289

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,921,213	18,381,710

FROM DIVIDENDS TO SHAREHOLDERS (Note 8):
Dividends from net investment income	(3,191,536)	(2,151,420)
Dividends from net realized gains	(23,431,571)	(8,541,001)

TOTAL DIVIDENDS	(26,623,107)	(10,692,421)

FROM CAPITAL SHARES TRANSACTIONS:
Proceeds received for shares sold (1,028,612 and 527,716 shares)	16,472,530	8,181,244
Net asset value of shares (1,910,685 and 663,904 shares) issued in reinvestment of dividends	25,335,683	10,190,930
Paid on redemption of shares (750,816 and 477,258 shares), including exchanges into Pearl Aggressive Growth Fund	(12,614,727)	(7,508,164)

INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS: (net increase of 2,188,481 and 714,362 shares)	29,193,486	10,864,010

TOTAL INCREASE IN NET ASSETS	14,491,592	18,553,299
NET ASSETS:
Beginning of period	106,712,205	88,158,906

End of period (including accumulated undistributed net investment gain $0 and $0, respectively)	$121,203,797	$106,712,205

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF NET ASSETS

December 31, 2007

	Shares owned	% of net assets	Market value
ASSETS:
INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:
Equity mutual funds:
American Century International Opportunities Fund, Investor Class	199,759	2.47%	$1,677,976
Artisan International Small Cap Fund, Investor Class	483,616	16.76%	11,389,155
Fidelity Leveraged Company Stock Fund	186,191	8.86%	6,019,564
Janus Contrarian Fund	330,847	9.47%	6,431,657
Keeley Small Cap Value Fund, Class A	76,902	3.09%	2,097,896
Kinetics Paradigm Fund, Institutional Class	175,016	7.98%	5,420,235
Kinetics Small Cap Opportunities Fund, Institutional Class	92,694	4.35%	2,958,781
Lazard Emerging Markets Fund, Institutional Class	412,792	14.51%	9,857,485
Matthews Pacific Tiger Fund	388,627	15.94%	10,827,156
Thornburg Core Growth Fund, Class I	307,443	9.20%	6,253,386
US Global Accolade Eastern European Fund	74,859	5.49%	3,733,230

TOTAL EQUITY MUTUAL FUNDS (cost $57,136,690, including reinvested dividends)		98.12%	66,666,521

Money market mutual fund:
Vanguard Money Market Prime Fund (cost $7,337, including reinvested dividends)	7,337	0.01%	7,337

TOTAL MONEY MARKET FUNDS		0.01%	7,337

TOTAL INVESTMENTS (cost $57,144,027, including reinvested dividends)		98.13%	66,673,858
Cash, including money market fund through custodian bank		2.37%	1,612,589
Receivable for PAGF shares sold		0.01%	4,211
Accrued interest		0.00%	2,726

TOTAL ASSETS		100.51%	68,293,384

LIABILITIES:
Dividend payable		0.51%	348,730
Payable for shares redeemed		0.00%	0
Investment manager’s fees payable (Note 5)		0.00%	0
Payable to manager for expenses of Fund (Note 5)		0.00%	0
Other liabilities		0.00%	164

TOTAL LIABILITIES		0.51%	348,894

NET ASSETS, applicable to 4,526,879 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$67,944,490

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$15.01

NET ASSETS CONSIST OF:
Capital			$58,414,659
Accumulated undistributed net investment gain			0
Accumulated net realized gains			0
Net unrealized appreciation in value of investments			9,529,831

TOTAL NET ASSETS			$67,944,490

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2007
INVESTMENT INCOME:
Income:
Dividends, ordinary income	$1,370,801
Interest on bank account, including money market fund dividends through custodian bank	43,261

TOTAL INVESTMENT INCOME	1,414,062
Expenses, current year (Note 5):
Investment management and administrative services fees (Note 5)	474,120
Associations	3,066
Auditors’ fees	18,491
Chief Compliance Officer compensation	9,585
Chief Compliance Officer expenses	522
Continuing education, Trustees	952
Custodian fees	3,912
Data processing	12,074
Trustees’ fees (Note 7)	42,462
Registration fees	23,496
Insurance	9,628
Legal fees	31,679
Meetings	3,238
Other	12,261

TOTAL EXPENSES BEFORE REIMBURSEMENT	645,486
Expenses reimbursed by investment manager (Note 5)	(76,425)

TOTAL EXPENSES	569,061

NET INVESTMENT INCOME	845,001

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments (securities of unaffiliated issuers)	8,013,670
Change in net unrealized appreciation of investments	1,118,205

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	9,131,875

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,976,876

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$845,001	$1,026,286
Net realized gains on investments	8,013,670	4,825,111
Change in net unrealized appreciation of investments	1,118,205	2,399,340

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,976,876	8,250,737

FROM DIVIDENDS TO SHAREHOLDERS (Note 8):
Dividends from net investment income	(845,001)	(1,026,286)
Dividends from net realized gains	(8,013,670)	(4,825,110)
TOTAL DIVIDENDS	(8,858,671)	(5,851,396)
FROM CAPITAL SHARES TRANSACTIONS:
Proceeds received for shares sold (1,112,619 and 540,022 shares)	18,038,533	7,949,059

Net asset value of shares (566,940 and 385,511 shares) issued in reinvestment of dividends	8,509,776	5,582,199

Paid on redemption of shares (459,698 and 164,428 shares), including exchanges into Pearl Total Return Fund	(7,594,505)	(2,427,686)

INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS: (net increase of 1,219,861 and 761,105 shares)	18,953,804	11,103,572

TOTAL INCREASE IN NET ASSETS	20,072,009	13,502,913
NET ASSETS:
Beginning of period	47,872,481	34,369,568

End of period (including accumulated undistributed net investment income, $0 and $0, respectively)	$67,944,490	$47,872,481

See notes to financial statements.

PEARL TOTAL RETURN FUND and

PEARL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2007 AND 2006

1.	ORGANIZATION. Pearl Total Return Fund (PTRF) and Pearl Aggressive Growth Fund (PAGF) (the “Funds”) are each a series of Pearl Mutual Funds, a Massachusetts business trust (the “Trust”) registered under the Investment Company Act of 1940, and are diversified, no-load, open-end management investment companies (mutual funds).

The Funds’ investments are limited to: (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of “low-load” mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); and (3) cash and cash equivalents.

2.	SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Funds’ dividends to their shareholders are recorded on the ex-dividend date. (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

3.	INCOME TAXES. It is the Funds’ policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Funds will not be required to pay any federal or state income taxes. Therefore, the Funds make no provision for income taxes.

As of December 31, 2007, PTRF had no capital loss carry-forward.

PTRF’s cost for federal income tax purposes was $110,692,121, including the amounts of all reinvested dividends, as of December 31, 2007; the aggregate gross unrealized appreciation was $11,502,229; and the aggregate gross unrealized depreciation was ($2,639,518); resulting in net unrealized appreciation of $8,862,711.

As of December 31, 2007, PAGF had no capital loss carry-forward.

PAGF’s cost for federal income tax purposes was $57,144,027, including the amounts of all reinvested dividends, as of December 31, 2007; the aggregate gross unrealized appreciation was $9,602,925; and the aggregate gross unrealized depreciation was ($73,094); resulting in net unrealized appreciation of $9,529,831.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), which is effective for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for income taxes recognized in the financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation provides guidance on how the Funds should recognize, measure, present, and disclose in their financial statements any uncertain tax positions that the Funds have taken or expect to take on a tax return. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

The Funds file U.S. and Iowa tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

4.	INVESTMENT TRANSACTIONS. PTRF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $80,862,476 and $75,208,324, respectively, for 2007. Purchases include reinvestments of dividends.

PAGF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $36,783,188 and $22,055,475, respectively, for 2007. Purchases include reinvestments of dividends.

5.	INVESTMENT MANAGER; EXPENSES. Pearl Management Company (the “Manager”) has supervisory responsibility for the general management and investment of the Funds’ assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds’ shares. The Manager’s combined fees are at the annual rate of 0.86% of each Fund’s average net assets up to $30,000,000 (computed at the beginning of each month); 0.77% of each Fund’s net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.53% of each Fund’s net assets in excess of $100,000,000.

The Funds’ expenses are limited by contract with the Manager. Each Fund’s total operating expenses in any year (including the Manager’s fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.98% of the Fund’s average net assets up to $100,000,000 (computed at the beginning of each month) and 0.78% of the Fund’s average net assets in excess of $100,000,000. The Manager pays or reimburses all the Funds’ operating expenses beyond this limit.

For 2007 expenses totaling $100,501 were reimbursed by the Manager beyond the expense limit for PTRF. PTRF remains liable to the Manager for a cumulative net total of $589,873 reimbursed expenses which are to be repaid by PTRF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $96,067 for 2003, $108,771 for 2004, $153,719 for 2005, $130,815 for 2006, and $100,501 for 2007.

For 2007 expenses totaling $76,425 were reimbursed by the Manager beyond the expense limit for PAGF. PAGF remains liable to the Manager for a cumulative net total of $336,057 reimbursed expenses which are to be repaid by PAGF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $44,409 for 2003, $53,802 for 2004, $81,868 for 2005, $79,553 for 2006, and $76,425 for 2007.

6.	OWNERSHIP OF FUND SHARES. The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group, owned 6.27% of PTRF’s outstanding shares with a net asset value of $7,597,351 as of December 31, 2007.

The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group, owned 6.81% of PAGF’s outstanding shares with a net asset value of $5,318,747 as of December 31, 2007.

7.	COMPENSATION. The Officers and two Trustees (Robert H. Solt and David M. Stanley) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds. The Funds’ six Trustees who are not affiliated with the Manager are John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. DeJong, David L. Evans, and Dr. James P. Stein. The Trustees received fees from the Funds of $130,000 for 2007 and $113,000 for 2006.

8.	DIVIDENDS. On January 31, 2008 PTRF paid an income dividend of $.4414 per share from 2007 net investment income; a short-term capital gain dividend of $.2576 per share; and a long-term capital gain dividend of $2.9829 per share to shareholders of record on December 31, 2007. On January 31, 2007, PTRF paid an income dividend of $.3422 per share from 2006 net investment income, a short-term capital gain dividend of $.0161 per share; and a long-term capital gain dividend of $1.3421 per share to shareholders of record on December 31, 2006. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

On January 31, 2008, PAGF paid an income dividend of $.2134 per share from 2007 net investment income; a short-term capital gain dividend of $.1691 per share; and a long-term capital gain dividend of $1.8546 per share to shareholders of record on December 31, 2007. On January 31, 2007, PAGF paid an income dividend of $.3513 per share from 2006 net investment income; a short-term capital gain dividend of $.1101 per share; and a long-term capital gain dividend of $1.5415 per share to shareholders of record on December 31, 2006. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

9.	RECENT ACCOUNTING PRONOUNCEMENTS. In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Accounting Standards No. 157, Fair Value Measurements (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The new standard will focus on the inputs used to measure fair value and the effect, if any, on the changes in net assets for the period. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management of the Funds does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the statement of operations for a fiscal period.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). SFAS 159 permits entities to choose to measure certain eligible financial assets and financial liabilities at fair value (the fair value option). SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management of the Funds does not believe the adoption of SFAS 159 will impact the amounts reported in the financial statements.

PEARL TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

	Year ended December 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
SELECTED PER-SHARE DATA derived from the financial statements:
Net asset value, beginning of period	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45	$11.23

Income from Investment Operations
Net investment income	0.44	0.34	0.23	0.28	0.20	0.09	0.12	0.69	0.45	0.23
Net realized and unrealized gains (losses) on investments	1.15	2.58	1.39	1.85	3.19	(1.25)	0.21	(0.50)	2.37	0.29

Total investment operations	1.59	2.92	1.62	2.13	3.39	(1.16)	0.33	0.19	2.82	0.52

Less Dividends (Note 8)
Dividends from net investment income	(0.44)	(0.34)	(0.23)	(0.28)	(0.20)	(0.09)	(0.12)	(0.69)	(0.45)	(0.23)
Dividends from net realized capital gains on investments	(3.24)	(1.36)	(1.28)	(0.52)	None	None	None	(1.12)	(0.66)	(1.07)

Total dividends	(3.68)	(1.70)	(1.51)	(0.80)	(0.20)	(0.09)	(0.12)	(1.81)	(1.11)	(1.30)

Net asset value, end of period	$13.26	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45

Total Return	10.37%	20.67%	11.55%	16.83%	35.73%	(10.75)%	3.13%	1.56%	26.99%	4.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands of dollars)	$121,204	$106,712	$88,159	$74,058	$56,352	$39,928	$46,807	$58,875	$59,603	$48,752
Ratio of net expenses to average net assets	0.94%	0.98%	0.98%	0.98%	0.98%	0.97%	0.94%	0.93%	0.92%	0.94%
Ratio of gross expenses to average net assets	1.03%	1.10%	1.16%	1.14%	1.17%	1.26%	1.29%	1.05%	0.92%	0.94%
Ratio of net investment income to average net assets	2.64%	2.20%	1.64%	2.25%	1.97%	0.90%	0.95%	5.62%	3.85%	1.94%
Ratio of total investment income less gross expenses to average net assets	2.56%	2.07%	1.45%	2.08%	1.75%	0.61%	0.61%	5.50%	3.91%	2.00%
Portfolio turnover (excluding money market mutual funds)	67%	15%	24%	34%	34%	55%	50%	78%	85%	79%

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

	Year ended December 31,						Period July 2, 2001 (inception) through December 31,2001
	2007	2006	2005	2004	2003	2002
SELECTED PER-SHARE DATA derived from the financial statements:
Net asset value, beginning of period	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90	$10.00

Income from Investment Operations
Net investment income (loss)	0.21	0.35	0.30	0.15	(0.03)	(0.07)	0.06
Net realized and unrealized gains (losses) on investments	2.56	2.63	2.13	2.06	4.40	(1.64)	0.00

Total investment operations	2.77	2.98	2.43	2.21	4.37	(1.71)	0.06

Less Dividends (Note 8)

Dividends from net investment income	(0.21)	(0.35)	(0.30)	(0.15)	None	None	(0.06)
Dividends from net realized capital gains on investments	(2.02)	(1.65)	(2.14)	(1.11)	None	None	(0.10)

Total dividends	(2.24)	(2.00)	(2.44)	(1.26)	None	None	(0.16)

Net asset value, end of period	$15.01	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90

Total Return	19.11%	22.10%	18.01%	17.60%	53.36%	(17.27)%	0.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands of dollars)	$67,944	$47,872	$34,370	$26,382	$21,056	$14,605	$15,846
Ratio of net expenses to average net assets	0.97%	0.98%	0.98%	0.98%	0.98%	0.98%	0.96	%*
Ratio of gross expenses to average net assets	1.10%	1.16%	1.24%	1.20%	1.22%	1.31%	2.07	%*
Ratio of net investment income (loss) to average net assets	1.44%	2.45%	2.21%	1.17%	(0.29)%	(0.82)%	1.48	%*
Ratio of total investment income (loss) less gross expenses to average net assets	1.31%	2.26%	1.94%	0.93%	(0.55)%	(1.15)%	0.60	%*
Portfolio turnover (excluding money market mutual funds)	38%	24%	44%	29%	47%	56%	13	%*

*	Annualized

See notes to financial statements.

Item 2.	Code of Ethics.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer (the “Code”).

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendments to the provisions of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Registrant’s board of directors has determined that David L. Evans, a member of its audit committee, qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Evans is an independent trustee.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

$48,700 and $54,000 are the aggregate fees billed for the 2006 and 2007 fiscal years, respectively, for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “investment adviser”) that are reasonably related to the performance of the audit of the registrant’s financial statements, are not reported under paragraph (a) of this Item 4 and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c)	Tax Fees

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(d)	All Other Fees

$6,000 and $5,400 are the aggregate fees billed for the 2006 and 2007 fiscal years, respectively, for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of this Item 4. Services for all other fees include the review of the semi-annual report for conformity with accounting principles generally accepted in the United States of America and SEC regulations.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenues paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenue paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for services where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

     (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No fees were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) $6,000 and $5,400 are the aggregate non-audit fees billed for the 2006 and 2007 fiscal years, respectively, for services rendered by the principal accountant to the registrant. There were no non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser.

(h)	No disclosures are required by this Item 4(h).

Item 5.

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

	(2)	Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i)

(b)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pearl Mutual Funds

By:	/s/ Robert H. Solt
Robert H. Solt
President, Chief Executive Officer, Chief Operating Officer and Treasurer

Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert H. Solt
Robert H. Solt
President, Chief Executive Officer, Chief Operating Officer and Treasurer

Date:	March 6, 2008